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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
June 14, 2002

ALR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30414 (Commission File No.)	88-0225807 (IRS Employer ID)

101 N. Chestnut Street
Suite 307
Winston-Salem, North Carolina 27101
(Address of principal executive offices)

(336) 722-2254
(Registrant's telephone number, including area code)

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Item 5. Other Events

The Company announces progress on development of a medication reminder response system that will track a person's response to medication reminder alerts and prompt intervention by a third party when it is apparent a person is not taking medications as prescribed and is at risk.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: June 14, 2002.

ALR TECHNOLOGIES INC.
BY:	/s/ Sidney Chan
Sidney Chan, Chief Executive Officer